October 7, 1998

Dear Scudder Investor,

   We are writing to inform you that in the printing of the March 31, 1998, annual report for Scudder GNMA Fund the "payable for when-issued and forward delivery pools" figure in the Fund's statement of assets and liabilities on page 10 was omitted. The payable for when-issued and forward delivery pools for the Fund as of March 31, 1998 was $36,439,829. We apologize for this omission. If you should have questions about this report or Scudder GNMA Fund, please call a Scudder Investor Information representative at 1-800-225-2470.

Sincerely,

/s/Mark S. Casady
Mark S. Casady
President, Scudder Investor Services, Inc.